UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 21, 2013

BIOADAPTIVES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54949	46-2592228
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7251 W Lake Mead Blvd Suite 300

Las Vegas, NV 89128

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(702) 869-0277

 (ISSUER TELEPHONE NUMBER)

APEX 8, Inc.

2251 North Rampart Blvd., #182, Las Vegas NV 89128

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

License Agreements with Ferris Holding

On October 21, 2013, BioAdaptives, Inc. (“BioAdaptives,” the “Company,” “we,” or “us”) entered two license agreements with Ferris Holding, Inc., a Nevada corporation (“Ferris”).

Pursuant to the first agreement (the “Product Agreement”), Ferris granted a license to the Company to Ferris’s proprietary stem cell enhancing product and the name “NutraLoadTM.” Under the Product Agreement, the Company has the right to manufacture and sell nutraceutical products using Ferris’s stem-cell enhancing technologies and intellectual property, and to sell nutraceutical products under the name NutraLoad. The Company plans to both sublicense these rights (see discussion of CleanPath agreements below) and to produce and sell these products, either directly or through a subsidiary entity.

As consideration for the rights granted under the Product Agreement, the Company agreed to pay a royalty of 5% of the gross revenues royalties received from the sales of all products produced and sold by the Company pursuant to the rights granted under this license agreement. The term of the agreement is initially for six months, and the parties may agree to renew the agreement.

Pursuant to the second agreement, the (“Technology Agreement”), Ferris granted a license to the Company to Ferris’s trade secrets relating to Ferris’s proprietary AgronifierTM processes, materials, equipment, software, and hardware (the “Agronifier Technology”), limited to the treatment of foods, supplements and liquids. Under the Technology Agreement, the Company has the right to use the Agronifier Technology to treat foods and beverages, as well as food supplements and the Company’s nutraceutical products. As with the product license agreement, the Company intends to both sublicense these rights (see discussion of CleanPath agreements below) and to use the Agronifier Technology, either directly or through a subsidiary entity, to treat foods, wine, and to build products incorporating the Agronifier Technology for resale.

As consideration for the rights granted under the Product Agreement, the Company agreed to pay a royalty of 5% of the gross revenue from all products produced which incorporate the Technology, as well as from the provision of any services using the Technology from which revenues are generated. The term of the agreement is initially for six months, and the parties may agree to renew the agreement.

Acquisition of Assets of BioSwan

On October 21, 2013, the Company entered into an Asset Purchase Agreement (the “APA”) with BioSwan, Inc., a Nevada corporation (“BioSwan”), pursuant to which the Company acquired certain of the assets of BioSwan (collectively, the “Assets”), consisting of the following:

-	A License Agreement between the Seller and CleanPath Resources Corp, a Nevada corporation (“CleanPath”) dated as of March 26, 2013, relating to the Ferris proprietary stem cell enhancing product and name NutraLoadTM (the “CleanPath Product Agreement”);
-	A License Agreement between the Seller and CleanPath dated as of July 16, 2013, relating to the Ferris trade secrets relating to Ferris’s proprietary AgronifierTM processes, materials, equipment, software, and hardware (the “CleanPath Technology Agreement”);
-	Several non-disclosure agreements between BioSwan and various individuals; and
-	Stock certificates for 200,000,000 shares of CleanPath common stock.

Pursuant to the APA, BioSwan assigned the CleanPath Product Agreement and the CleanPath Technology Agreement to the Company, and the Company agreed to assume the obligations of BioSwan with respect to CleanPath under the CleanPath Product Agreement and the CleanPath Technology Agreement.

As consideration for the assets purchased, pursuant to the APA, the Company issued 2,000,000 shares of its restricted common stock to BioSwan as full consideration for the Assets purchased.

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Under the CleanPath Product Agreement, CleanPath is required to pay to the Company a royalty of 20% of the gross revenue for the NutraLoad products produced under the rights granted under the CleanPath Product Agreement. CleanPath agreed to provide to the Company a monthly accounting of all gross revenue from the products sold. Under the CleanPath Technology Agreement, CleanPath is required to pay to the Company a royalty of 20% of the gross revenue for the products sold using the Agronifier technology. CleanPath agreed to provide to the Company a monthly accounting of all gross revenue from the products sold.

By way of background information, as of the date of the APA, BioSwan had received $55,000 in royalties pursuant to the CleanPath Product Agreement. Management anticipates that these agreements will continue to produce revenues to the Company, although there can be no guarantee that similar levels of royalties will continue to be paid.

By way of information, Ferris had previously entered into two license agreements with BioSwan, relating to the license of the Ferris proprietary stem cell enhancing product and name NutraLoadTM and the Ferris trade secrets relating to Ferris’s proprietary AgronifierTM processes, materials, equipment, software, and hardware. Prior to the entry into the APA, and in connection with the entry into the Product Agreement and the Technology Agreement between Ferris and the Company discussed above (collectively, the “Ferris Agreements”), Ferris Holding and BioSwan agreed to terminate these agreements. Pursuant to the Ferris Agreements, the Company has the rights necessary to perform its obligations under the assumed CleanPath Technology Agreement and the CleanPath Product Agreement.

The Company intends to continue its relationship with CleanPath and to honor the sublicense agreements with CleanPath of the Ferris technology.

As of the date of this Report, the Company intended to hold the CleanPath shares for investment.

Item 2.01 Completion of Disposition or Acquisition of Assets.

As described above under Item 1.01, the Company entered into the Asset Purchase Agreement, pursuant to which the Company acquired the assets and business operations of BioSwan.

Pursuant to Item 2.01(f) of Form 8-K, the information that would be required if we were filing a general form for registration of securities on Form 10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) upon consummation of the transaction follows. The information below corresponds to the item numbers of Form 10 under the Exchange Act.

Forward Looking Statements

Information included or incorporated by reference in this report may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Forward-looking statements are based upon our current assumptions, expectations and beliefs concerning future developments and their potential effect on our business. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although the absence of these words does not necessarily mean that a statement is not forward-looking. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements.

Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” contained in this report. As a result of these factors, we cannot assure you that the forward-looking statements in this prospectus will prove to be accurate. Except as required by law, we expressly disclaim any obligation to update publicly any forward-looking statements for any reason after the date of this prospectus, to conform these statements to actual results, or to changes in our expectations. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this report.

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ITEM 1. BUSINESS

Company Information

Organization

BioAdaptives, Inc., (“BioAdaptives,” the “Company,” or “we” or “us”) was incorporated in the State of Delaware on April 19, 2013, as APEX 8 Inc. From inception through October 21, 2013, the Company was in the developmental stage and conducted virtually no business operations, other than organizational activities and preparation of a registration statement on Form 10 (the “Registration Statement”). The Form 10 was filed on May 3, 2013, and went effective following a review by the U.S. Securities and Exchange Commission (the “SEC”). On June 11, 2013, the SEC informed the Company the SEC staff had no further comments.

Subsequently, on June 21, 2013, our sole officer and director, Richard Chiang, entered into a Share Purchase Agreement pursuant to which he sold an aggregate of 10,000,000 shares of his shares of the Company’s common stock to Ferris Holding Inc. at a purchase price of $40,000. In aggregate, these shares represented 100% of the Company’s issued and outstanding common stock. Effective upon the closing of the Share Purchase Agreement, Richard Chiang owned no shares of the Company’s stock.

Additionally, on June 21, 2013, the Company accepted the resignations of Richard Chiang as the Company’s President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors. These resignations were in connection with the consummation of the Share Purchase Agreement with Ferris Holding Inc., and were not the result of any disagreement with Company on any matter relating to Company's operations, policies or practices. Effective as of the same date, to fill the vacancies created by Richard Chiang’s resignations, the Company elected and appointed Barry K. Epling as Chairman of the Board of Directors, and Gerald A. Epling, President, Chief Executive Officer, Secretary, Chief Financial Officer and Member of the Board of Directors of the Registrant.

Subsequently, on September 25, 2013, pursuant to board and shareholder approval, we changed our name from APEX 8 Inc. to BioAdaptives, Inc., and filed a Certificate of Amendment with the Delaware Secretary of State.

As noted above, pursuant to the rights granted to the Company under Product Agreement, the Company plans to manufacture and sell nutraceutical products using Ferris’s stem-cell enhancing technologies and intellectual property, and to sell private label nutraceutical products. The Company plans to both sublicense these rights and to produce and sell these products.

With respect to products to be sold directly, the Company’s strategy is to use its wholly owned subsidiary, Blender’s Choice Inc. (“Blender’s Choice”),a Nevada corporation, as its sales and marketing arm. Blender’s Choice has a separate management team which reports to the Company’s Board of Directors. On October 9, 2013, Blender’s Choice received an order for $49,500 of nutraceutical products from a third-party purchaser.

With respect to the Company’s research and development operations, as well as strategic planning for the future, the Company relies on the expertise of three medical doctors and scientists on our advisory board to help us develop innovative, health inspired nutraceutical products. Dr. Jun Gu M.D., Ph.D., Dr. Edward E. Jacobs Jr. M.D., and Dr. Antonina Nabokova, M.D., were recently appointed to our Advisory Board, and will assist in our research and development process with our products.

Dr. Jun Gu has extensive experience in laboratory toxicology work and is frequently called upon as an expert in toxicology and pharmacology. He received his medical degree (M.D.) in 1986 from the Second Military Medicine University in Shanghai, China and a Ph.D. in pharmacology from Shanghai Medical College at Fudan University in Shanghai, China in 1993.

Dr. Edward “Ted” Jacobs Jr. has over 25 years of experience in biopharmaceuticals and medical device development as well as 35 years of in-hospital and ambulatory patient care. He has led medical teams in the design and execution of preclinical and multi-center Phase III Clinical Trials and submission of NDA/BLA. Dr. Jacobs maintains a position as Senior Consulting Medical Director at EnVivo Pharmaceuticals, Inc., in Watertown, MA. He received his medical degree (M.D.) from Harvard Medical School in 1966, and received an A.B. from Princeton University in 1962.

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Dr. Nabokova has over 11 years experience in clinical trials and managing development of clinical operations in areas such as psychiatry, orphan indication, and urology. Dr. Nabokova currently maintains an office as the head representative office of Harrison Clinical Research Deutschland GmbH, in Saint Petersburg, Russia. She received her medical degree (M.D.) from Leningrad Medical University in 1987 and also obtained a certificate in cardiology from Leningrad Medical University.

Additionally, pursuant to the Technology Agreement, the Company plans to use the Agronifier Technology to treat foods and beverages, as well as food supplements and the Company’s nutraceutical products. In recent laboratory tests, the Agronifier has been shown to improve the taste of liquids. Further tests are planned to determine the quantitative changes that occur with Agronification. More research is required to determine the highest and best use of the technology.

The Company has completed its proof of concept testing on its P3 product and is currently involved in clinical trials of the product. The trials should be completed during the fourth quarter of 2013 and preliminary results confirm the results of the proof of concept study. Moreover, the Company plans to seek to enhance its product offerings in the future with additional licensing agreements from Ferris Holding for nutraceuticals that reduce anxiety, and enhance memory, focus, alertness, and overall wellness.

In addition to the Company’s direct operations under the Ferris Agreements, the Company intends to continue its relationship with CleanPath and to honor the sublicense agreements with CleanPath of the Ferris technology, which should continue to generate revenues for the Company, although there can be no guarantee that these contracts will continue to generate significant revenues.

BUSINESS STRATEGY

The Company's strategy is to develop a position as a leader in supplying quality nutraceutical products to an aging population within developed countries such as the United States, Canada, Western Europe, Eastern Europe, Russia, and Asian countries such as China, Japan, Korea and Taiwan, while continuing to create new innovative, health inspired products to generate growth in sales and profitability. Specifically, the Company seeks to:

1. Create market share in the rapidly growing aging population demographic. The Company's strategy is to create its share in the this demographic within developed countries by (i) emphasizing the benefits of its proprietary nutraceutical and AgronifierTM products and technology as well as create additional products, (ii) utilizing its wholly owned subsidiary Blender’s Choice to act as its sales and distribution arm to seek out channels for sales coverage.

2. Focus on Aging Population of Developed Countries. The Company believes that the population growth in the aged population demographic presents a unique opportunity. The World Health Organization, on their web page on Ageing and Life Course, Interesting Facts About Ageing, dated March 28, 2012, states that the population growth for those 60 years and older will more than double from 11% to over 22% between 2000 and 2050, with the absolute number of people aged 60 and over is expected to increase from 605 million to 2 billion within the same period. Additionally, according to the same web page on the World Health Organization’s website, the number of people aged 80 years or older will quadruple to 395 million within the next 30 years. (Source: http://www.who.int/ageing/about/facts/en/) (The URL of the World Health Organization website is included herein as an inactive textual reference. Information contained on, or accessible through, that website is not a part of, and is not incorporated by reference into, this Report.)

3. Make strategic acquisitions. The Company plans to capitalize on the significant opportunities for consolidation available in the nutraceutical industry. The Company anticipates that it will seek acquisitions that serve to expand the Company's product brands, broaden its product offerings or facilitate entry into complementary distribution channels. As of the date of this Report, the Company had not entered into any definitive agreements or negotiations relating to acquisitions.

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4. Continue to develop new products and product extensions. The Company seeks to develop and commercialize nutraceutical products and through this effort intends to develop new and innovative products. During 2013, Ferris Holding introduced two new formulations of branded products, NutraLoadTM and Bliss In A BottleTM, and pursuant to the Product Agreement with Ferris, the Company has the right to develop, market, and sell these products. The Company also plans to continue developing new products, pursuant to the Ferris Product Agreement, as a significant element of its future growth.

5. Capitalize on strong international growth. The Company believes that international sales represent a significant growth opportunity as aging population growth outside North America exceeds 1 billion people. The Company plans to aggressively pursue international sales by adding additional salespeople within its Blender’s Choice division, developing a network in high growth regions, and continuing its efforts to register products and trademarks in attractive foreign markets.

Keys to Success

As a research and development company, the Company’s mission is to create innovative, health-inspired nutraceutical products from its team of medical doctors and notable scientists on its Advisory Board. The Company seeks to become a competitive force in the nutraceutical marketplace by offering products that make key differences in people’s lives With the increase of aging populations in countries such as the United States, Eastern and Western Europe, and in Asian countries such as Japan, Korea and Taiwan, the Company plans to seek the opportunity within these unique population groups that understand and seek the health benefits of nutraceutical products.

Critical Issues

The Company operates in a very competitive environment. Generally, nutraceuticals do not require FDA approval to market in the United States, our primary market. This absence of regulatory oversight allows for a greater number of competitors, many of whom compete directly for our target market. There can be no assurances that we will succeed in our business as a leading provider of nutraceutical products, nor can there be any such assurances that our P-3 product or other product formulations (both company sales and private label products) will find commercial success.

Mission

The Company’s mission is to become a leading developer of innovative, health-inspired nutraceutical products worldwide. We seek to differentiate our business by utilizing our Advisory Board to help us create new products as well as evaluate new products to license. Additionally, the Company seeks to add value by combining our technical resources to become a leading force in nutraceutical products.

Marketing Objectives

Through our wholly-owned subsidiary, Blender’s Choice, we have created a separate sales and marketing organization that reports directly to our Board of Directors. Blender’s Choice has its own management and works exclusively to market our nutraceutical product. The Company does not plan to sell or market products directly, instead seeking to use Blender’s Choice as the marketing arm of the Company.

Financial Objectives

The Company seeks to achieve commercial success in its first product offering, private labeled P-3.

We seek to validate our work through the success of our product. Our first order for $49,500, received in October 2013, is an initial step towards this effort. The Company also seeks to develop a robust line of additional effective nutraceutical products within the near future and to become financially sustainable

Positioning

The Company seeks to position itself as a leading researcher and developer of nutraceutical products. The Company’s strategy is to utilize Blender’s Choice as our sales and marketing arm to help us gain traction with customers. As we concentrate our efforts to operate within an intensely competitive market, the Company will look to its medical consultants and Advisory Board for guidance in decision making and direction. Additionally, we will rely on Gerald Epling our President and Chief Executive Officer for leadership and strategic planning.

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Marketing Research

Management believes that the BioAdaptives value proposition lies within the strength of our Advisory Board. The Company initially will rely on the experience and expertise from three medical doctors and research scientists on the Advisory Board, all of whom have broad experience and contacts throughout the nutraceutical industry and markets. The current members of this board are highly respected professional within their areas of expertise. Additionally, our sales and marketing arm, Blender’s Choice, will work directly with our management and Advisory Board on how we should approach our customers and potential customers.

International Opportunities

We will seek international sales opportunities as well as opportunities to create new partnership, licensing agreements and potential acquisitions as our management decides as opportunistic. Members of our Advisory Board have strong connections to international markets, and should be able to help us develop a strong presence in international markets throughout the world.

Competition

There are numerous factors that affect competition and our competitive position within the nutracueticals industry. There are limited barriers to entry which allow entrants into the industry with little complications. Additionally, there are no FDA trials or regulations by the FDA on nutraceutical products, the latter of which allows for intense competition within the industry. Due to the relatively low barrier to entry, we face numerous existing competitors and a greater number of new entrants. There can be no assurances that any of our efforts will be achieved to the satisfaction of our management and shareholders.

ITEM 1A. RISK FACTORS

RISK FACTORS

An investment in our Common Stock is highly speculative in nature, involves a high degree of risk, and is suitable only for persons who can afford to risk the loss of the entire amount invested.. Before purchasing any of these securities, you should carefully consider the following factors relating to our business and prospects. If any of the following risks actually occurs, our business, financial condition or operating results could be materially adversely affected. In such case, the eventual trading price of our Common Stock could decline, and you may lose all or part of your investment.

Risks Related to our Business

We are a development stage company with no operating history, so it will be difficult for potential investors to judge our prospects for success.

We are a newly organized development stage corporation and have no operating history from which to evaluate our business and prospects. We have earned no revenue since inception. There can be no assurance that our future proposed operations will be implemented successfully or that we will ever have profits. If we are unable to sustain our operations, investors may lose their entire investment.

The company’s auditor has substantial doubts as to the Company’s ability to continue as a going concern.

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Our auditor's report on our 2013 financial statements expresses an opinion that substantial doubt exists as to whether we can continue as an ongoing business. The lack of revenues from operations to date raises substantial doubt about our ability to continue as a going concern. The accompanying audited financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

Because the Company has been issued an opinion by its auditors that substantial doubt exists as to whether the company can continue as a going concern, it may be more difficult for the company to attract investors. The Company has generated no revenue since inception. Our future is dependent upon our ability to obtain financing and implement the Company’s business plan through use of the Agronifier technology and sales of our nutraceutical products. We may to seek additional funds through private placements of our common stock. Our financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event we cannot continue in existence.

If we complete a financing through the sale of additional shares of our common stock in the future, then shareholders will experience dilution.

The most likely source of future financing presently available to us is through the sale of shares of our common stock. Any sale of common stock will result in dilution of equity ownership to existing shareholders. This means that, if we sell shares of our common stock, more shares will be outstanding and each existing shareholder will own a smaller percentage of the shares then outstanding. To raise additional capital we may have to issue additional shares, which may substantially dilute the interests of existing shareholders. Alternatively, we may have to borrow large sums, and assume debt obligations that require us to make substantial interest and capital payments.

We cannot guarantee we will be successful in generating revenue in the future or be successful in raising funds through the sale of shares to pay for the Company's business plan and expenditures. As of the date of this Report, we had not earned any revenue. Failure to generate revenue or to raise funds could cause us to go out of business, which would result in the complete loss of your investment.

Because we do not have an audit committee, shareholders will have to rely on the directors, who are not independent, to perform these functions.

We do not have an audit or compensation committee comprised of independent directors. These functions are performed by the board of directors as a whole. The members of the Board of Directors are not independent. Thus, there is a potential conflict in that the board members are also engaged in management and participates in decisions concerning management compensation and audit issues that may affect management performance.

We have not developed independent corporate governance.

We do not presently have audit, compensation, or nominating committees. This lack of independent controls over our corporate affairs may result in conflicts of interest between our officers, directors and our stockholders. We presently have no policy to resolve such conflicts. As a result, our directors have the ability to, among other things, determine their own level of compensation. Until we comply with such corporate governance measures to form audit and other board committees in a manner consistent with rules of a national securities exchange, there is no assurance that we will not be subject to any conflicts of interest. As a result, potential investors may be reluctant to provide us with funds necessary to expand our operations.

The requirements of being a public company may strain our resources and distract our management, which could make it difficult to manage our business, particularly after we are no longer an “emerging growth company.”

We are required to comply with various regulatory and reporting requirements, including those required by the SEC. Complying with these reporting and other regulatory requirements are time-consuming and expensive and could have a negative effect on our business, results of operations and financial condition.

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As a public company, we are subject to the reporting requirements of the Exchange Act, and requirements of the Sarbanes-Oxley Act of 2002 (“SOX”). The cost of complying with these requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. SOX requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting. To maintain and improve the effectiveness of our disclosure controls and procedures, we must commit significant resources, may be required to hire additional staff and need to continue to provide effective management oversight. We will be implementing additional procedures and processes for the purpose of addressing the standards and requirements applicable to public companies. Sustaining our growth also will require us to commit additional management, operational and financial resources to identify new professionals to join the Company and to maintain appropriate operational and financial systems to adequately support expansion. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We cannot predict or estimate the amount of additional costs we may incur as a result of becoming a public company or the timing of such costs.

We will be obligated to develop and maintain proper and effective internal controls over financial reporting. We may not complete our analysis of our internal controls over financial reporting in a timely manner, or these internal controls may have one or more material weaknesses, which may adversely affect investor confidence in our company and, as a result, the value of our common stock.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently. Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls and attestations of the effectiveness of internal controls by independent auditors. We will be required to perform the annual review and evaluation of our internal controls no later than for the fiscal year ending December 31, 2014. However, we initially expect to qualify as a smaller reporting company and as an emerging growth company, and thus, we would be exempt from the auditors’ attestation requirement until such time as we no longer qualify as a smaller reporting company and an emerging growth company. We would no longer qualify as a smaller reporting company if the market value of our public float exceeded $75 million as of the last day of our second fiscal quarter in any fiscal year following this offering. We would no longer qualify as an emerging growth company at such time as described in the risk factor immediately below.

We are in the early stages of the costly and challenging process of compiling the system and processing documentation necessary to evaluate our internal controls needed to comply with Section 404. During the evaluation and testing process, if we identify one or more material weaknesses in our internal control over financial reporting, we will be unable to assert that our internal controls are effective. If we are unable to assert that our internal control over financial reporting is effective, we could lose investor confidence in the accuracy and completeness of our financial reports, which would cause the price of our common stock to decline.

While we currently qualify as an “emerging growth company” under the JOBS Act, we will lose that status at the latest by the end of 2017, which will increase the costs and demands placed upon our management.

We will continue to be deemed an emerging growth company until the earliest of (i) the last day of the fiscal year during which we had total annual gross revenues of $1,000,000,000 (as indexed for inflation); (ii) the last day of the fiscal year following the fifth anniversary of the date of the first sale of common stock under this registration statement; (iii) the date on which we have, during the previous 3-year period, issued more than $1,000,000,000 in non-convertible debt; or (iv) the date on which we are deemed to be a ‘large accelerated filer,’ as defined by the SEC, which would generally occur upon our attaining a public float of at least $700 million. Once we lose emerging growth company status, we expect the costs and demands placed upon our management to increase, as we would have to comply with additional disclosure and accounting requirements, particularly if our public float should exceed $75 million on the last day of our second fiscal quarter in any fiscal year following this offering, which would disqualify us as a smaller reporting company.

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We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

The JOBS Act permits “emerging growth companies” like us to rely on some of the reduced disclosure requirements that are already available to smaller reporting companies, which are companies that have a public float of less than $75 million. As long as we qualify as an emerging growth company or a smaller reporting company, we would be permitted to omit the auditor’s attestation on internal control over financial reporting that would otherwise be required by the Sarbanes-Oxley Act, as described above and are also exempt from the requirement to submit “say-on-pay”, “say-on-pay frequency” and “say-on-parachute” votes to our stockholders and may avail ourselves of reduced executive compensation disclosure that is already available to smaller reporting companies.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the extended transition period for complying with new or revised accounting standards pursuant to Section 107(B).

We will cease to be an emerging growth company at such time as described in the risk factor immediately above. Until such time, however, we cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile and could cause our stock price to decline.

We have not achieved profitable operations and continue to operate at a loss.

From incorporation to date, we have not achieved profitable operations and continue to operate at a loss. Our present business strategy is to improve cash flow by adding to our existing product line and expanding our sales and marketing efforts, including the addition of in-house sales personnel. There can be no assurance that we will ever be able to achieve profitable operations or that we will not require additional financing to fulfill our business plan.

The relative lack of public company experience of our management team may put us at a competitive disadvantage.

As a company with a class of securities registered under the Exchange Act, we are subject to reporting and other legal, accounting, corporate governance, and regulatory requirements imposed by the Exchange Act and rules and regulations promulgated under the Exchange Act. Our management team lacks significant public company experience, which could impair our ability to comply with these legal, accounting, and regulatory requirements. Such responsibilities include complying with Federal securities laws and making required disclosures on a timely basis. Our senior management may not be able to implement and effect programs and policies in an effective and timely manner that adequately responds to such increased legal and regulatory compliance and reporting requirements. Our failure to do so could lead to the imposition of fines and penalties and further result in the deterioration of our business.

Our profitability depends upon achieving success in our future operations through implementing our business plan, increasing sales, and expanding our customer and distribution bases, for which there can be no assurance given.

Profitability depends upon many factors, including the success of the Company's marketing program, the Company's ability to identify and obtain the rights to additional products to add to its existing product line, expansion of its distribution and customer base, maintenance or reduction of expense levels and the success of the Company's business activities. The Company anticipates that it will continue to incur operating losses in the future. The Company's ability to achieve profitable operations will also depend on its ability to develop and maintain an adequate marketing and distribution system. There can be no assurance that the Company will be able to develop

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and maintain adequate marketing and distribution resources. If adequate funds are not available, the Company may be required to materially curtail or cease its operations.

Our products are based on technology that is not proprietary to the Company, which means that we must rely on the owners of the proprietary technology that is the basis for our products to protect that technology. We have no control over such protection.

The Company has agreements with Ferris Holding pursuant to which the Company has the right to produce nutraceutical products and to use Ferris’s trade secrets regarding Ferris’s proprietary Agronifier processes, materials, equipment, software, and hardware. As of the date of this Report, Ferris was a related party, as Barry Epling is the Chairman of the Company and the Founder and President of Ferris Holding, and because Ferris is the Company’s largest shareholder, with approximately 83% of the Company’s outstanding shares. As such, the Company’s nutraceutical products and uses of the Agronifier technology are not based on technology proprietary to the Company. There can be no assurance that Ferris will continue to license its products or Agronifier technology to the Company, the loss of which would have a material adverse effect on our business and ability to operate.

The Company's success in developing products and technologies based on the Ferris Technology licensed to the Company may also depend on our ability to acquire or otherwise license competitive technologies and products and to operate without infringing the proprietary rights of others, both in the United States and internationally. No assurance can be given that any licenses required from third parties will be made available on terms acceptable to the Company, or at all. If the Company does not obtain such licenses, it could encounter delays in product introductions while it attempts to adopt alternate measures, or could find that the manufacture or sale of products requiring such licenses is not possible.

If we are unable to successfully develop and market our products or if our products do not perform as expected, our business and financial condition will be adversely affected.

With the release of any new product, we will be subject to the risks generally associated with new product introductions and applications, including lack of market acceptance, delays in development and implementation, and failure of products to perform as expected. In order to introduce and market new products successfully with minimal disruption in customer purchasing patterns, we will need to manage the transition from existing products in the market. There can be no assurance that we will be successful in developing and marketing, on a timely basis, products that respond to advances by others, that our new products will adequately address the changing needs of the market, or that we will successfully manage product transitions. Further, failure to generate sufficient cash from operations or financing activities to develop or obtain improved products and technologies could have a material adverse effect on our results of operations and financial condition.

We are highly dependent on our executive officers and certain of our scientific, technical and operations employees.

Management anticipates that the Company’s revenues will be derived almost exclusively from the sales of products and the use of the licensed Agronifier technology. We depend heavily on our executive officers and certain scientific, technical, and operations employees, including Barry Epling, Dr. Gerald A. Epling, and our Advisory Board consisting of Dr. Jun Gu M.D., Dr. Edward E. Jacobs Jr. M.D., and Dr. Antonina Nabokova, M.D. As of the date of this Report, we did not have employment agreements with any of these individuals. The loss of services of any of these personnel could impede the achievement of the Company's objectives. There can be no assurance that the Company will be able to attract and retain qualified executive, scientific, or technical personnel on acceptable terms.

We intend to rely on third parties to manufacture our product line.

The Company has no manufacturing capabilities for its nutraceutical products With respect to the manufacturing of our nutraceutical products for sale and distribution (through Blender’s Choice) as well as the manufacturing of devices and equipment related to the Agronifier technology and products, the Company plans to use third-party manufacturing resources. Consequently, the Company may be dependent on contract manufacturers for the production of existing products and may depend on third-party manufacturing resources to manufacture equipment and devices it may add to its product line in the future. In the event that the Company is unable to obtain or retain third-party manufacturing, it may not be able to continue its operations as they relate to the sale of such equipment and devices.

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Our insurance policies may be inadequate and potentially expose us to unrecoverable risks.

Any significant insurance claims would have a material adverse effect on our business, financial condition and results of operations. Insurance availability, coverage terms and pricing continue to vary with market conditions. We endeavor to obtain appropriate insurance coverage for insurable risks that we identify; however, we may fail to correctly anticipate or quantify insurable risks. Additionally, we may not be able to obtain appropriate insurance coverage, and insurers may not respond as we intend to cover insurable events that may occur. We have observed rapidly changing conditions in the insurance markets relating to nearly all areas of traditional corporate insurance. Such conditions have resulted in higher premium costs, higher policy deductibles, and lower coverage limits. For some risks, we may not have or maintain insurance coverage because of cost or availability.

We have limited product liability insurance, which may leave us vulnerable to future claims we will be unable to satisfy.

The testing, manufacturing, marketing and sale of human therapeutic products entail an inherent risk of product liability claims, and we cannot assure you that substantial product liability claims will not be asserted against us. We have limited product liability insurance. In the event we are forced to expend significant funds on defending product liability actions, and in the event those funds come from operating capital, we will be required to reduce our business activities, which could lead to significant losses. We cannot assure you that adequate insurance coverage will be available in the future on acceptable terms, if at all, or that, if available, we will be able to maintain any such insurance at sufficient levels of coverage or that any such insurance will provide adequate protection against potential liabilities. Whether or not a product liability insurance policy is maintained in the future, any product liability claim could harm our business or financial condition.

We may be exposed to material product liability claims, which could increase our costs and adversely affect our reputation and business.

As a manufacturer and distributor of products designed for human consumption, we are subject to product liability claims if the use of our products is alleged to have resulted in injury. Previously unknown adverse reactions resulting from human consumption of these ingredients could occur. The cost of defending against such claims can be substantially higher than the cost of settlement even when such claims are without merit. The high cost to defend or settle product liability claims could have a material adverse effect on our business and operating results.

We have no dividend history and have no intention to pay dividends in the foreseeable future.

We have never paid dividends on or in connection with any class of our common stock and do not intend to pay any dividends to common stockholders for the foreseeable future. Ownership of our common stock will not provide dividend income to the holder, and holders should not rely on investment in our common stock for dividend income. Any increase in the value of investment in our common stock could come only from a rise in the market price of our common stock, which is uncertain and unpredictable, and there can be no guarantee that our stock price will rise to provide any such increase.

We face competition from established as well as other emerging companies, which could divert customers to our competitors and significantly reduce our revenue and profitability.

We expect existing competitors and new entrants to the market to constantly revise and improve their business models in response to challenges from competing businesses, including ours. If these or other participants introduce changes or developments that we cannot meet in a timely or cost-effective manner, our revenue and profitability could be reduced.

In addition, consolidation among our competitors may give them increased negotiating leverage and greater marketing resources, thereby providing corresponding competitive advantages over us. Consolidation among other

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companies may increase competition from a small number of very prominent companies in the market place. If we are unable to compete effectively, competitors could divert our customers away from our products.

Regulations, including those contained in and issued under the Sarbanes-Oxley Act of 2002 (“SOX”) and the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”), increase the cost of doing business and may make it difficult for us to retain or attract qualified officers and directors, which could adversely affect the management of our business and our ability to obtain or retain listing of our Common Stock.

We are a public company. The current regulatory climate for public companies, even small and emerging growth companies such as ours, may make it difficult or prohibitively expensive to attract and retain qualified officers, directors and members of board committees required to provide for our effective management in compliance with the rules and regulations which govern publicly-held companies, including, but not limited to, certifications from executive officers and requirements for financial experts on boards of directors. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles. For example, the enactment of the Sarbanes-Oxley Act of 2002 has resulted in the issuance of a series of new rules and regulations and the strengthening of existing rules and regulations by the SEC. Further, recent and proposed regulations under Dodd-Frank heighten the requirements for board or committee membership, particularly with respect to an individual’s independence from the corporation and level of experience in finance and accounting matters. We may have difficulty attracting and retaining directors with the requisite qualifications. If we are unable to attract and retain qualified officers and directors, the management of our business could be adversely affected.

If we are unable to obtain adequate insurance, our financial condition could be adversely affected in the event of uninsured or inadequately insured loss or damage. Our ability to effectively recruit and retain qualified officers and directors could also be adversely affected if we experience difficulty in obtaining adequate directors’ and officers’ liability insurance.

We do not have officer and director liability insurance or general liability insurance for our business. We may be unable to maintain sufficient insurance to cover liability claims made against us or against our officers and directors. If we are unable to adequately insure our business or our officers and directors, our business will be adversely affected and we may not be able to retain or recruit qualified officers and directors to manage the Company.

Limitations on director and officer liability and our indemnification of our officers and directors may discourage stockholders from bringing suit against a director.

Our Certificate of Incorporation and By-Laws provide, with certain exceptions as permitted by Delaware corporation law, that a director or officer shall not be personally liable to us or our stockholders for breach of fiduciary duty as a director, except for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or unlawful payments of dividends. These provisions may discourage stockholders from bringing suit against a director for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director. In addition, our Certificate of Incorporation and By-Laws provide for mandatory indemnification of directors and officers to the fullest extent permitted by governing state law.

Our failure to manage growth effectively could harm our ability to attract and retain key personnel and adversely impact our operating results.

Our culture is important to us, and we anticipate that it will be a major contributor to our success. As we grow, however, we may have difficulty maintaining our culture or adapting it sufficiently to meet the needs of our operations. Failure to maintain our culture could negatively impact our operations and business results. Additionally, expansion increases the complexity of our business and places a significant strain on our management, operations, technical performance, financial resources and internal control over financial reporting functions.

There can be no assurance that we will be able to manage our expansion effectively. Our current and planned personnel, systems, procedures and controls may not be adequate to support and effectively manage our future operations, especially as we employ personnel in multiple geographic locations. We may not be able to hire, train, retain, motivate and manage required personnel, which may limit our growth, damage our reputation and negatively affect our financial performance and harm our business.

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Risks Related to Ownership of Our Common Stock

We are subject to the reporting requirements of federal securities laws, which can be expensive.

As a result of the filing of our Form 10 registration statement on May 3, 2013, we became a public reporting company and, accordingly, became subject to the information and reporting requirements of the Exchange Act and other federal securities laws. The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC and furnishing audited reports to stockholders will cause our expenses to be higher than they would be if we remained a privately held company.

Our compliance with the Sarbanes-Oxley Act and SEC rules concerning internal controls may be time consuming, difficult and costly.

Although one member of our Board of Directors has limited experience as officers of publicly-traded companies, much of that experience came prior to the adoption of the Sarbanes-Oxley Act of 2002. Additionally, the Company’s sole officer and director does not have experience in management of a publicly reporting company. It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by Sarbanes-Oxley. We may need to hire additional financial reporting, internal controls and other finance staff in order to develop and implement appropriate internal controls and reporting procedures. If we are unable to comply with Sarbanes-Oxley’s internal controls requirements, we may not be able to obtain the independent accountant certifications that Sarbanes-Oxley Act requires publicly-traded companies to obtain.

There is no public market for our securities and an active trading market may not develop.

We cannot predict the extent to which investor interest will lead to the development of an active trading market on the OTC Bulletin Board or otherwise or how liquid that market might become. An active public market for our Common Stock may not develop or be sustained after the offering. If an active public market does not develop or is not sustained, it may be difficult for our current shareholders to sell their shares of Common Stock at a price that is attractive to them, or at all.

Our stock price may be volatile or may decline regardless of our operating performance, and you may not be able to resell your shares at or above the initial public offering price and the price of our common stock may fluctuate significantly.

Once our shares begin trading, the market price for our common stock is likely to be volatile, in part because our shares have not been traded publicly. In addition, the market price of our common stock may fluctuate significantly in response to a number of factors, most of which we cannot control, including:

•	changes in general economic or market conditions or trends in our industry or the economy as a whole and, in particular, in the nutraceutical industry;
•	changes in key personnel;
•	entry into new geographic markets;
•	actions and announcements by us or our competitors or significant acquisitions, divestitures, strategic partnerships, joint ventures or capital commitments;
•	investors’ perceptions of our prospects and the prospects of the nutraceutical industry;
•	fluctuations in quarterly operating results, as well as differences between our actual financial and operating results and those expected by investors;
•	the public’s response to press releases or other public announcements by us or third parties, including our filings with the SEC;
•	announcements relating to litigation;
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•	financial guidance, if any, that we provide to the public, any changes in this guidance or our failure to meet this guidance;
•	changes in financial estimates or ratings by any securities analysts who follow our common stock, our failure to meet these estimates or failure of those analysts to initiate or maintain coverage of our common stock;
•	the development and sustainability of an active trading market for our common stock;
•	future sales of our common stock by our officers, directors and significant stockholders; and
•	changes in accounting principles affecting our financial reporting.

These and other factors may lower the market price of our common stock, regardless of our actual operating performance. As a result, our common stock may trade at prices significantly below the initial public offering price.

The stock markets and trading facilities, including the OTC Bulletin Board, have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many Internet travel services companies. In the past, stockholders of some companies have instituted securities class action litigation following periods of market volatility. If we were involved in securities litigation, we could incur substantial costs and our resources and the attention of management could be diverted from our business.

If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about our business, our stock price and trading volume could decline.

The trading market for our common stock will depend in part on the research and reports that securities or industry analysts publish about us or our business. We do not currently have and may never obtain research coverage by securities and industry analysts. If no securities or industry analysts commence coverage of our company, the trading price for our common stock would be negatively impacted. If we obtain securities or industry analyst coverage and if one or more of the analysts who cover us downgrades our common stock or publishes inaccurate or unfavorable research about our business, our stock price would likely decline. If one or more of these analysts cease coverage of us or fail to publish reports on us regularly, demand for our common stock could decrease, which could cause our stock price and trading volume to decline.

Our Common Stock is subject to risks arising from restrictions on reliance on Rule 144 by shell companies or former shell companies.

Under a regulation of the SEC known as “Rule 144,” a person who has beneficially owned restricted securities of an issuer and who is not an affiliate of that issuer may sell them without registration under the Securities Act provided that certain conditions have been met. One of these conditions is that such person has held the restricted securities for a prescribed period, which will be 6 months or 1 year, depending on various factors. The holding period for our common stock would be 1 year if our common stock could be sold under Rule 144. However, Rule 144 is unavailable for the resale of securities issued by an issuer that is a shell company (other than a business combination related shell company) or that has been at any time previously a shell company. The SEC defines a shell company as a company that has (a) no or nominal operations and (b) either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets.

The SEC has provided an exception to this unavailability if and for as long as the following conditions are met:

  The issuer of the securities that was formerly a shell company has ceased to be a shell company,

  The issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act,
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  The issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

  At least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company known as “Form 10 Information.”

As a result, although the registration statement on Form 10 originally filed with the SEC on May 3, 2013, intended to provide “Form 10 Information,” the original Form 10 stated only that the company was a blank-check shell, seeking a transaction with another entity. This Current Report on Form 8-K, frequently referred to as a “Super 8-K,” is filed to provide additional information about the Company’s planned operations, contracts, shareholders, management, financial position, and other information which Management believes to constitute Form 10 Information under the SEC’s regulations. As such, Management believes that the Company has exited the shell company stage of development as of the date of the filing of this Super 8-K Report, in light of the entry by the Company into the two license agreements with Ferris Holding, the entry into asset purchase agreement with BioSwan, the acquisition of certain of the assets of BioSwan, and the receipt of an initial order for the Company’s products, all of which are evidence that the Company no longer met the definition of a “shell company” because the Company has assets consisting of more than just cash, cash equivalents, and nominal other assets.

Nevertheless, because of the Company’s prior history as a shell company, stockholders who receive our restricted securities will be able to sell them pursuant to Rule 144 without registration for only as long as we continue to meet those requirements and are not a shell company. No assurance can be given that we will meet these requirements or that we will continue to do so, or that we will not again be a shell company. Furthermore, any non-registered securities we sell in the future or issue for acquisitions or to consultants or employees in consideration for services rendered, or for any other purpose, will have limited or no liquidity until and unless such securities are registered with the SEC and/or until a year after we have complied with the requirements of Rule 144. As a result, it may be harder for us to fund our operations, to acquire assets and to pay our consultants with our securities instead of cash. Furthermore, it will be harder for us to raise funding through the sale of debt or equity securities unless we agree to register such securities with the SEC, which could cause us to expend additional resources in the future. In addition, if we are unable to attract additional capital, it could have an adverse impact on our ability to implement our business plan and sustain our operations. Our status as a former “shell company” could prevent us from raising additional funds, engaging consultants, and using our securities to pay for any acquisitions, which could cause the value of our securities, if any, to decline in value or become worthless.

The Company may issue more shares in connection with future mergers or acquisitions, which could result in substantial dilution to existing shareholders.

Our Certificate of Incorporation authorizes the issuance of 100,000,000 shares of common stock and 5,000,000 shares of preferred stock. Any future merger or acquisition effected by us may result in the issuance of additional securities without stockholder approval and may result in substantial dilution in the percentage of our common stock held by our then-current stockholders. Moreover, the common stock issued in any such merger or acquisition transaction may be valued on an arbitrary or non-arm’s-length basis by our management, resulting in an additional reduction in the percentage of common stock held by our then existing stockholders. Our Board of Directors has the power to issue any or all of such authorized but unissued shares without stockholder approval. To the extent that additional shares of common stock or preferred stock are issued in connection with a future business combination or otherwise, dilution to the interests of our stockholders will occur, and the rights of the holders of common stock could be materially and adversely affected.

Our Certificate of Incorporation authorizes the issuance of “blank check” preferred stock, which could result in dilution to the holdings of our stockholders.

Our Certificate of Incorporation authorizes the issuance of up to 5,000,000 shares of preferred stock with designations, rights and preferences determined from time to time by our Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the common stock. In the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. Although as of the date of this registration statement we had intentions or plans to issue any shares of our authorized preferred stock, there can be no assurance that we will not do so in the future, and such issuances could have a dilutive impact on the holdings of our stockholders.

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We cannot assure you that the common stock will become liquid or that it will be listed on a securities exchange.

We cannot assure you that we will be able to meet the initial listing standards of any stock exchange, or that we will be able to maintain any such listing. Until the common stock is listed on an exchange, we expect that it would be eligible to be quoted on the OTC Bulletin Board, the OTC Markets (including OTCQB and OTCQX), another over-the-counter quotation system, or in the “pink sheets.” In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of the common stock. In addition, if we failed to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling the common stock, which may further affect its liquidity. This would also make it more difficult for us to raise additional capital.

Even if publicly-traded in the future, our common stock may be subject to “Penny Stock” restrictions.

If our common stock becomes publicly-traded and our stock price remains at less than $5, we will be subject to so-called penny stock rules which could decrease our stock's market liquidity. The Securities and Exchange Commission has adopted regulations which define a "penny stock" to include any equity security that has a market price of less than $5 per share or an exercise price of less than $5 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require the delivery to and execution by the retail customer of a disclosure statement written suitability relating to the penny stock, which must include disclosure of the commissions payable to both the broker/dealer and the registered representative and current quotations for the securities. Finally, the broker/dealer must send monthly statements disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Those requirements could adversely affect the market liquidity of such stock. There can be no assurance that if our common stock becomes publicly-traded the price will rise above $5 per share so as to avoid these regulations.

Our internal controls over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.

As a public company, we will be required to evaluate our internal controls over financial reporting. Furthermore, at such time as we cease to be an “emerging growth company,” as more fully described in these Risk Factors, we shall also be required to comply with Section 404. At such time, we may identify material weaknesses that we may not be able to remediate in time to meet the applicable deadline imposed upon us for compliance with the requirements of Section 404. In addition, if we fail to achieve and maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404. We cannot be certain as to the timing of completion of our evaluation, testing and any remediation actions or the impact of the same on our operations. If we are not able to implement the requirements of Section 404 in a timely manner or with adequate compliance, our independent registered public accounting firm may issue an adverse opinion due to ineffective internal controls over financial reporting and we may be subject to sanctions or investigation by regulatory authorities, such as the SEC. As a result, there could be a negative reaction in the financial markets due to a loss of confidence in the reliability of our financial statements. In addition, we may be required to incur costs in improving our internal control system and the hiring of additional personnel. Any such action could negatively affect our results of operations and cash flows.

We are an "emerging growth company" and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Stock less attractive to investors, potentially decreasing our stock price.

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We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if potential investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile or decrease.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, we may choose “opt out” of such extended transition period, and as a result, we would then comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Section 107 of the JOBS Act provides that our decision to opt out of the extended transition period for complying with new or revised accounting standards would be irrevocable.

When these exemptions cease to apply, we expect to incur additional expenses and devote increased management effort toward ensuring compliance with them. We may remain an “emerging growth company” for up to five years, although we may cease to be an emerging growth company earlier under certain circumstances. We cannot predict or estimate the amount of additional costs we may incur as a result of the change in our status under the JOBS Act or the timing of such costs.

Our management and other affiliates have significant control of our common stock and could control our actions in a manner that conflicts with the interests of other stockholders.

As of the date of this Report, one entity which is owned and controlled by our Chairman beneficially owns approximately 83% of our common stock, representing approximately 83% of the voting power of our outstanding capital stock. As a result, this stockholder will be able to exercise considerable influence over matters requiring approval by our stockholders, including the election of directors, and may not always act in the best interests of other stockholders. Such a concentration of ownership may have the effect of delaying or preventing a change in our control, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

Anti-takeover provisions in our charter documents and Delaware law might discourage or delay acquisition attempts for us that you might consider favorable.

Our Amended and Restated Certificate of Incorporation and By-laws contain provisions that may make the acquisition of us more difficult without the approval of our board of directors. These provisions, among other things:

•	authorize the issuance of undesignated preferred stock, the terms of which may be established and the shares of which may be issued without stockholder approval, and which may include supermajority voting, special approval, dividend or other rights or preferences superior to the rights of the holders of common stock;
•	prohibit stockholder action by written consent, which requires all stockholder actions to be taken at a meeting of our stockholders;
•	provide that only the chairperson of our board of directors, chief executive officer or a majority of the board of directors may call a special meeting of stockholders;
•	provide that our board of directors is expressly authorized to make, alter or repeal our amended and restated by-laws;
•	provide that vacancies on our board of directors may be filled only by a majority of directors then in office, even though less than a quorum; and
•	establish advance notice requirements for nominations for elections to our board of directors or for proposing matters that can be acted upon by stockholders at stockholder meetings.
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These antitakeover provisions and other provisions under Delaware law may prevent new investors from influencing significant corporate decisions, could discourage, delay or prevent a transaction involving a change-in-control, even if doing so would benefit our stockholders. These provisions could also discourage proxy contests and make it more difficult for you and other stockholders to elect directors of your choosing and to cause us to take other corporate actions you desire.

ITEM 2. FINANCIAL INFORMATION

Management’s Discussion and Analysis of Financial Condition and Results of Operation.

OVERVIEW

APEX 8 Inc. was incorporated in the State of Delaware on April 19, 2013. On May 3, 2013, we filed a registration statement on Form 10 to register with the U.S. Securities and Exchange Commission as a public company. We were originally organized as a vehicle to investigate and, if such investigation warranted, acquire a target company or business seeking the perceived advantages of being a publicly held corporation.

On June 21, 2013, our sole officer and director, Richard Chiang entered into a Share Purchase Agreement pursuant to which he sold an aggregate of 10,000,000 shares of his shares of the Company’s common stock to Ferris Holding Inc. at a purchase price of $40,000. In the aggregate, these shares represented 100% of the Company’s issued and outstanding common stock. Effective upon the closing of the Share Purchase Agreement, Richard Chiang owned no shares of the Company’s stock.

Additionally, on June 21, 2013, the Company accepted the resignations of Richard Chiang as the Company’s President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors. These resignations were in connection with the consummation of the Share Purchase Agreement with Ferris Holding Inc., and were not the result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices. Effective as of the same date, to fill the vacancies created by Richard Chiang’s resignations, the Company elected and appointed Barry K. Epling as Chairman of the Board of Directors, and Gerald A. Epling, as President, Chief Executive Officer, Secretary, Chief Financial Officer and Member of the Board of Directors of the Company.

Subsequently, on September 24, 2013, the Board of Directors and Majority Stockholder of the Company approved an amendment to the Company’s Certificate of Incorporation to change the name of the Company from APEX 8 Inc. to BioAdaptives, Inc. On September 25, 2013, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to change the name of the Company to BioAdaptives, Inc.

Recent Developments

Ferris Holding Agreements

On October 21, 2013, the Company entered two license agreements with Ferris Holding, Inc., a Nevada corporation (“Ferris”). Pursuant to the first agreement (the “Product Agreement”), Ferris granted a license to the Company to Ferris’s proprietary stem cell enhancing product and the name “NutraLoadTM.” Under the Product Agreement, the Company has the right to manufacture and sell nutraceutical products using Ferris’s stem-cell enhancing technologies and intellectual property, and to sell nutraceutical products under the name NutraLoad. The Company plans to both sublicense these rights (see discussion of CleanPath agreements below) and to produce and sell these products, either directly or through a subsidiary entity.

As consideration for the rights granted under the Product Agreement, the Company agreed to pay a royalty of 5% of the gross revenues royalties received from the sales of all products produced and sold by the Company pursuant to the rights granted under this license agreement. The term of the agreement is initially for six months, and the parties may agree to renew the agreement.

Pursuant to the second agreement, the (“Technology Agreement”), Ferris granted a license to the Company to Ferris’s trade secrets relating to Ferris’s proprietary AgronifierTM processes, materials, equipment, software, and hardware (the “Agronifier Technology”), limited to the treatment of foods, supplements and liquids. Under the Technology Agreement, the Company has the right to use the Agronifier Technology to treat foods and beverages, as well as food supplements and the Company’s nutraceutical products. As with the product license agreement, the Company intends to both sublicense these rights (see discussion of CleanPath agreements below) and to use the Agronifier Technology, either directly or through a subsidiary entity, to treat foods, wine, and to build products incorporating the Agronifier Technology for resale.

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As consideration for the rights granted under the Product Agreement, the Company agreed to pay a royalty of 5% of the gross revenue from all products produced which incorporate the Technology, as well as from the provision of any services using the Technology from which revenues are generated. The term of the agreement is initially for six months, and the parties may agree to renew the agreement.

Acquisition of Assets of BioSwan

Additionally, on October 21, 2013, the Company entered into an Asset Purchase Agreement (the “APA”) with BioSwan, Inc., a Nevada corporation (“BioSwan”), pursuant to which the Company acquired certain of the assets of BioSwan (collectively, the “Assets”), consisting of the following:

-	A License Agreement between the Seller and CleanPath Resources Corp, a Nevada corporation (“CleanPath”) dated as of March 26, 2013, relating to the Ferris proprietary stem cell enhancing product and name NutraLoadTM (the “CleanPath Product Agreement”);
-	A License Agreement between the Seller and CleanPath dated as of July 16, 2013, relating to the Ferris trade secrets relating to Ferris’s proprietary AgronifierTM processes, materials, equipment, software, and hardware (the “CleanPath Technology Agreement”);
-	Several non-disclosure agreements between BioSwan and various individuals; and
-	Stock certificates for 200,000,000 shares of CleanPath common stock.

Pursuant to the APA, BioSwan assigned the CleanPath Product Agreement and the CleanPath Technology Agreement to the Company, and the Company agreed to assume the obligations of BioSwan with respect to CleanPath under the CleanPath Product Agreement and the CleanPath Technology Agreement.

As consideration for the assets purchased, pursuant to the APA, the Company issued 2,000,000 shares of its restricted common stock to BioSwan as full consideration for the Assets purchased.

Under the CleanPath Product Agreement, CleanPath is required to pay to the Company a royalty of 20% of the gross revenue for the NutraLoad products produced under the rights granted under the CleanPath Product Agreement. CleanPath agreed to provide to the Company a monthly accounting of all gross revenue from the products sold. Under the CleanPath Technology Agreement, CleanPath is required to pay to the Company a royalty of 20% of the gross revenue for the products sold using the Agronifier technology. CleanPath agreed to provide to the Company a monthly accounting of all gross revenue from the products sold.

By way of background information, as of the date of the APA, BioSwan had received $55,000 in royalties pursuant to the CleanPath Product Agreement. Management anticipates that these agreements will continue to produce revenues to the Company, although there can be no guarantee that similar levels of royalties will continue to be paid.

By way of information, Ferris had previously entered into two license agreements with BioSwan, relating to the license of the Ferris proprietary stem cell enhancing product and name NutraLoadTM and the Ferris trade secrets relating to Ferris’s proprietary AgronifierTM processes, materials, equipment, software, and hardware. Prior to the entry into the APA, and in connection with the entry into the Product Agreement and the Technology Agreement between Ferris and the Company discussed above (collectively, the “Ferris Agreements”), Ferris Holding and BioSwan agreed to terminate these agreements. Pursuant to the Ferris Agreements, the Company has the rights necessary to perform its obligations under the assumed CleanPath Technology Agreement and the CleanPath Product Agreement. The Company intends to continue its relationship with CleanPath and to honor the sublicense agreements with CleanPath of the Ferris technology. Additionally, as of the date of this Report, the Company intended to hold the CleanPath shares for investment.

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Discussion

BioAdaptives, Inc., is a development stage company. To date we have achieved limited sales of $49,500 from one customer which represents 100% of our sales within fiscal 2013 year to date. We can make no assurances that we will find commercial success in any of our products. We also rely upon our sales and licensing of our Agronifier technology and direct and indirect sales of our P-3 and NutraLoadTM products for revenues, neither of which have produced any significant revenue since our inception. We are a new company and thus have very limited experience in sales expectations and forecasting. We also have not fully discovered any seasonality to our business as we began operations within the previous third quarter of 2013.

COMPETITION

As a new entrant in the nutraceuticals market, we compete in an intense industry focused on brand recognition, efficacy claims, pricing, and marketing. The nutraceuticals industry is a largely unregulated and fragmented industry. There are numerous companies that compete with us and many of our competitors are larger than the Company, have greater access to capital, and may be better able to withstand volatile market conditions. Moreover, because the nutraceutical industry generally has low barriers to entry, additional competitors could enter the market at any time. In that regard, although the nutraceutical industry to date has been characterized by many relatively small participants, there can be no assurance that national or international companies (which may include pharmaceutical companies or other suppliers to mass merchandisers) will not seek to enter or to increase their presence in this industry. Increased competition in the industry could have an adverse effect on the Company. According to Euromonitor International’s report on Vitamins and Dietary Supplements in the US, dated April 2013 (copy on file with the Company), there are currently, six companies control more than 2% each of the market with the largest controlling 6%. Living Essentials, NBTY, Inc., Pharmavite Corp, Pfizer Consumer Healthcare, Inc., Bayer Group, and General Nutrition Centers, Inc. Together this group controls 22.4% of the US market. Another 28 companies control another 24% of the market. This leaves 53.6% of the market controlled by very small independent companies. The market is extremely competitive for similar products with over one hundred companies competing for market share.

DEPENDENCE ON FERRIS HOLDING

We rely on our majority shareholder, Ferris Holding, to a great extent for support. While we have incurred losses since inception, our business was funded initially by Ferris Holding and by our President, CEO, and CFO, Dr. Gerald Epling. Gerald Epling previously was an officer of Ferris Holding, although as of the date of this Report, he had resigned and has no management position with Ferris Holding. Additionally, he is the brother of Barry Epling, who is the founder and ~~is~~ the sole officer and director of Ferris Holding. If we cannot achieve commercial success in our products, we may need to continue to rely on Ferris Holding for support. If Ferris Holding at any time decides to alter or change materially our arrangement, we could experience a material adverse affect on the Company.

RELIANCE ON KEY MANAGEMENT

The operation of the Company requires managerial and operational expertise. In particular, the Company is dependent upon the management and leadership skills of Dr. Gerald Epling, our sole officer, and Barry Epling, the Chairman of the Board.. Additionally, the Company relies heavily upon the professional medical and scientific advice from its Advisory Board which includes Dr. Jun Gu M.D.,Ph.D., Dr. Edward E. Jacobs Jr. M.D., and Dr. Antonina Nabokova, M.D. None of the key management employees has a long-term employment contract with the Company, and there can be no assurance that such individuals will remain with the Company. The failure of such key personnel to continue to be active in management could have a material adverse effect on the Company.

RISKS ASSOCIATED WITH IMPLEMENTATION OF BUSINESS STRATEGY

Implementation of the Company's business strategy is subject to risks and uncertainties, including certain factors that are within the Company's control and other factors that are outside of the Company's control. In addition, certain elements of the Company's business strategy, notably the licensing of additional business lines from Ferris Holding, or other companies could result in significant expenditures of cash and management resources.

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RISKS ASSOCIATED WITH ACQUISITIONS

The Company intends to use its equity to pursue acquisitions in the future as a component of the Company's business strategy, although as of the date of this Report the Company did not have any definitive agreements relating to any acquisitions. There can be no assurances that attractive acquisition opportunities will be available to the Company, that the Company will be able to obtain financing for or otherwise consummate any future acquisitions or that any acquisitions which are consummated will prove to be successful. Moreover, acquisitions involve numerous risks, including the risk that the acquired business will not perform in accordance with expectations, difficulties in the integration of the operations and products of the acquired businesses with the Company's other businesses, the diversion of management's attention from other aspects of the Company's business, the risks associated with entering geographic and product markets in which the Company has limited or no direct prior experience and the potential loss of key employees of the acquired business. The acquisition of another business can also subject the Company to liabilities and claims arising out of such business. In addition, future acquisitions would likely require additional financing, which would likely result in an increase in the Company's indebtedness or the issuance of additional capital stock which could be dilutive to holders of shares issued in the event of an Offering.

NO ASSURANCE OF FUTURE INDUSTRY GROWTH

Although market data referred to in this Report and otherwise available to investors regarding the size and projected growth rates of the nutracueticals market and our target demographic indicate that such markets are large and rapidly growing, there can be no assurance that such markets are as large as reported or that such projected growth will occur or continue. Market data and projections, such as those presented in this Report, are inherently uncertain and subject to change. In addition, the underlying market conditions are subject to change based on economic conditions, consumer preferences and other factors that are beyond the Company's control. There can be no assurance that an adverse change in size or growth rate of the nutracueticals market will not have a material adverse effect on the Company.

RISKS ASSOCIATED WITH INTERNATIONAL MARKETS

The Company's growth likely will be dependent in part upon its ability to expand its operations into new markets, including international markets. The Company may experience difficulty entering new international markets due to greater regulatory barriers, the necessity of adapting to new regulatory systems and problems related to entering new markets with different cultural bases and political systems. Operating in international markets exposes the Company to certain risks, including, among other things: (i) changes in or interpretations of foreign regulations that may limit the Company's ability to sell certain products or repatriate profits to the United States, (ii) exposure to currency fluctuations, (iii) the potential imposition of trade or foreign exchange restrictions or increased tariffs and (iv) political instability. If the Company seeks to expand international operations, these and other risks associated with international operations are likely to increase.

Quantitative and Qualitative Disclosures about Market Risk.

We have not utilized any derivative financial instruments such as futures contracts, options and swaps, forward foreign exchange contracts or interest rate swaps and futures. We believe that adequate controls are in place to monitor any hedging activities. We do not have any borrowings and, consequently, we are not affected by changes in market interest rates. We do not currently have any sales or own assets and operate facilities in countries outside the United States and, consequently, we are not affected by foreign currency fluctuations or exchange rate changes.  Overall, we believe that our exposure to interest rate risk and foreign currency exchange rate changes is not material to our financial condition or results of operations.

Off-Balance Sheet Arrangements

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We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

ITEM 3. PROPERTIES

PROPERTIES

We currently lease an office at 7251 W Lake Mead Blvd, Suite 300, Las Vegas, Nevada, at a monthly rental cost of $850.00. We believe that this space will be sufficient for our initial needs, although as funding and revenues become available, and the Company’s operations grow, we anticipate finding other office space as needed.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth certain information as of October 18, 2013, regarding the number of shares of Common Stock beneficially owned by (i) each person or entity known to us to own more than five percent of our Common Stock; (ii) each of our Named Executive Officers; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. The percentages are based on 12,041,667 total outstanding shares as of October 18, 2013.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Title of class	Name and Address of beneficial owner (1)	Amount and nature of beneficial ownership	Percentage of class
Common Stock	Barry K. Epling, Chairman of the Board of Directors(2)	10,041,667	83.39%
Common Stock	Ferris Holding Inc. (3)	10,041,667	83.39%
Common Stock	Gerald A. Epling, President, CEO, CFO, Secretary, Director	0	0%
Common Stock	BioSwan, Inc. 9360 West Flamingo Road, Suite 110-102, Las Vegas NV	2,000,000	16.61%
Common Stock	All Officers and Directors As a Group (2 persons)	10,000,000	83.39%

(1)	Except as otherwise indicated, the address of the stockholder is: BioAdaptives, Inc., 7251 W Lake Mead Blvd Suite 300, Las Vegas, NV 89128.
(2)	Amount indicated includes 10,000,000 shares owned of record by Ferris Holding Inc., a company of which Mr. Barry Epling is the sole officer and director. Mr. Barry Epling owns no shares directly.
(3)	As noted above, Mr. Barry Epling is the sole director and officer of Ferris Holding Inc.

ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS.

MANAGEMENT

Directors and Executive Officers

The following table sets forth information concerning our executive officers and directors and their ages at October 18, 2013:

Name	Age	Position
Barry Epling	62	Chairman of the Board of Directors

Gerald A. Epling	58	President, Chief Executive Officer, Secretary, Chief Financial Officer and Director

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Biographical Information for Barry K. Epling

Barry K. Epling, Age 62, Chairman of the Board of Directors

Mr. Epling currently serves as Chief Executive Officer, President and Director of Ferris Holding Inc. Mr. Epling is an entrepreneur and founder of Ferris Holding Inc. Mr Epling began his career in 1990 with the acquisition of a single telco switch formerly owned by Drexel Burnham Lambert Inc. He transformed that purchase into a full-fledged telecommunications company called US Tel, Inc., which became a NASDAQ-listed company. As Chief Operating Officer of US Tel, Inc., he was instrumental in producing revenue growth from $5,000 per month in 1992 to over $44 million per year by 1997.

In 1997, Mr. Epling began wholesale operations for a telcom carrier company specializing in secondary and tertiary markets within the emerging markets. Through his personal efforts, Mr. Epling developed long distance telecommunications services to Myanmar, Laos, Cambodia, Vietnam, Nepal, India, Egypt, Oman, Dubai, Tajikistan and Uzbekistan.

In 2005, Barry Epling launched Ferris Holding, Inc as CEO. Ferris Holding, Inc is a business consulting company specializing in the development of nutraceuticals from formulation through management and development.

Ferris Holding, Inc. has developed nutraceutical products that include functional beverages, science-based stem cell enhancement products, and products designed to deal with various health related issues of baby boomers. Ferris Holding, Inc. has patents pending for its nutraceuticals and noninvasive medical devices.

Biographical Information for Gerald A. Epling

Gerald A. Epling, Age 58, President, Chief Executive Officer, Secretary, Chief Financial Officer and Member of the Board of Directors

Dr. Gerald Epling began his career in the United States Air Force in 1975 in the electronics field. He served as an airman in the Texas Air National Guard from 1978 to 1979. He was also employed by Texas Instruments from 1978 to 1990 in the areas of Defense Systems Electronics Group and the Semiconductor Group, manufacturing and testing of electronics components for commercial applications. Dr. Epling began his own electronics consulting firm in 1990 to 1994, he also completed independent research monitoring and recording electrophysiological activities. From 2009 to 2013, he was employed by BioExperience LLC, as a program developer.

Dr. Epling is a Nationally Certified Psychologist. He holds a Ph.D. in Human Development and Communication Sciences, with a concentration in Cognition and Neuroscience, from the University of Texas at Dallas. He also holds a Master’s degree in Applied Cognition and Neuroscience from the University of Texas at Dallas, and a BS degree in Computer Science, also from University of Texas at Dallas.

Barry K. Epling and Gerald A. Epling are brothers.

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ADVISORY BOARD

Name	Age	Position
Dr. Jun Gu M.D., Ph. D.	48	Medical Advisor

Dr. Edward E. Jacobs Jr. M.D	73	Medical Advisor

Dr. Antonina Nabokova M.D.	50	Medical Advisor

Dr. Jun Gu, Age 48, has extensive experience in laboratory toxicology work and is frequently called upon as an expert in toxicology and pharmacology. He received his medical degree (M.D.) in 1986 from the Second Military Medicine University in Shanghai, China and a Ph.D. in pharmacology from Shanghai Medical College at Fudan University in Shanghai, China in 1993.

Dr. Edward “Ted” Jacobs Jr., Age 73, has over 25 years of experience in biopharmaceuticals and medical device development as well as 35 years of in-hospital and ambulatory patient care. He has led medical teams in the design and execution of preclinical and multi-center Phase III clinical trials and submission of NDA/BLA. Dr. Jacobs maintains a position as Senior Consulting Medical Director at EnVivo Pharmaceuticals, Inc. in Watertown, MA. He holds a M.D from Harvard Medical School (1966), and an A.B. from Princeton University (1962).

Dr. Antonina Nabokova M.D, Age 50, has over 11 years of experience in clinical trials and managing development of clinical operations in areas such as psychiatry, orphan indication, and urology. Dr. Nabokova currently maintains an office as the head representative office of Harrison Clinical Research Deutschland GmbH, in Saint Petersburg, Russia. She holds an M.D from Leningrad Medical University and also obtained a certificate in cardiology from Leningrad Medical University

ITEM 6. EXECUTIVE COMPENSATION.

Executive Compensation

The Company was formed on April 19, 2013. No officer or director has received any compensation from the Company since the inception of the Company. Until the Company acquires additional capital, it is not anticipated that any officer or director will receive compensation from the Company other than reimbursement for out-of-pocket expenses incurred on behalf of the Company.

The Company has no stock option, retirement, pension, or profit sharing programs for the benefit of directors, officers or other employees, but our officers and directors may recommend adoption of one or more such programs in the future.

We have no employment agreements with our officers, although we may enter into such agreements following our receipt of additional capital.

The Company does not have a standing compensation committee, audit committee, nomination committee, or committees performing similar functions. We anticipate that we will form such committees of the Board of Directors once we have a full Board of Directors.

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 ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Transactions with Related Persons

Ferris Holding Inc.

As noted herein, Ferris Holding Inc. (“Ferris Holding”) is an entity that was founded and is managed by Barry Epling, who is the Chairman of the Board of Directors of BioAdaptives. Gerald Epling, who is a director and officer of BioAdaptives, previously was an officer of Ferris Holding, although as of the date of this Report, he had resigned and had no management position with Ferris Holding. Additionally, he is the brother of Barry Epling. Ferris Holding was a party to two contracts with BioSwan, relating to the license by Ferris of certain rights to BioSwan. Those agreements were terminated in October 2013. Ferris subsequently entered into a product license agreement and a technology license agreement with BioAdaptives, pursuant to which, Ferris licensed to BioAdaptives certain rights to use Ferris’s technology and products. These agreements are discussed in more detail above in the section “License Agreements with Ferris Holding.”

Mr. Barry Epling invented the Agronifier technology and licensed it to Ferris Holding.

Ferris Holding has previously provided consulting services to CleanPath Resources, separate from the CleanPath Product Agreement and the CleanPath Technology Agreement. Ferris Holding received shares of common stock of CleanPath Resources for the consulting services, but no longer owns any shares of CleanPath Resources. Neither Ferris Holding, Barry Epling, nor Gerald Epling have ever been an officer, director, control person, or affiliate of CleanPath Resources.

Director Independence

As of the date of this Report, we had no independent directors as defined by the rules of any securities exchange or inter-dealer quotation system.  We anticipate that our Common Stock will eventually be traded on the OTC Bulletin Board, which does not impose standards relating to director independence or the makeup of committees with independent directors, or provide definitions of independence.

ITEM 8. LEGAL PROCEEDINGS.

None.

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

There is no established public trading market for our securities and a regular trading market may not develop, or if developed, may not be sustained. A shareholder in all likelihood, therefore, will not be able to resell his or her securities should he or he desire to do so when eligible for public resale. Furthermore, it is unlikely that a lending institution will accept our securities as pledged collateral for loans unless a regular trading market develops. We have no plans, proposals, arrangements, or understandings with any person with regard to the development of a trading market in any of our securities.

Penny Stock Considerations

If our shares begin trading in a public market, they likely will be "penny stocks" as that term is generally defined in the Securities Exchange Act of 1934 to mean equity securities with a price of less than $5.00. Our shares thus will be subject to rules that impose sales practice and disclosure requirements on broker-dealers who engage in certain transactions involving a penny stock.

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Under the penny stock regulations, a broker-dealer selling a penny stock to anyone other than an established customer or accredited investor must make a special suitability determination regarding the purchaser and must receive the purchaser's written consent to the transaction prior to the sale. Generally, an individual with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with his or her spouse is considered an accredited investor. In addition, under the penny stock regulations the broker-dealer is required to:

•	Deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market, unless the broker-dealer or the transaction is otherwise exempt;
•	Disclose commissions payable to the broker-dealer and our registered representatives and current bid and offer quotations for the securities;
•	Send monthly statements disclosing recent price information pertaining to the penny stock held in a customer's account, the account's value and information regarding the limited market in penny stocks; and
•	Make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction, prior to conducting any penny stock transaction in the customer's account.

Because of these regulations, broker-dealers may encounter difficulties in their attempt to sell shares of our common stock, which may affect the ability of selling shareholders or other holders to sell their shares in the secondary market and have the effect of reducing the level of trading activity in the secondary market. These additional sales practice and disclosure requirements could impede the sale of our securities, if our securities become publicly traded. In addition, the liquidity for our securities may be decreased, with a corresponding decrease in the price of our securities. Our shares in all probability will be subject to such penny stock rules and our shareholders will, in all likelihood, find it difficult to sell their securities.

OTC Bulletin Board Qualification for Quotation

To have our shares of common stock on the OTC Bulletin Board, a market maker must file an application on our behalf in order to make a market for our common stock. We have engaged in preliminary discussions with a FINRA Market Maker to file our application on Form 211 with FINRA, but have not reached a final agreement.

Holders

As of the date of this report, we had 2 holders of record of our common stock.

Dividends

We have not declared any cash dividends on our common stock since our inception and do not anticipate paying such dividends in the foreseeable future. Any decisions as to future payments of dividends will depend on our earnings and financial position and such other facts, as the board of directors deems relevant.

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES.

In connection with the formation of the Company, the Company issued 10,000,000 shares to the founder and initial officer and director of the Company. Subsequent to the Company’s Form 10 registration statement’s being declared effective by the SEC, the initial director sold the 10,000,000 shares to Ferris Holding Inc., a company of which Mr. Barry Epling is the Chief Executive Officer, in a private resale transaction.

On October 1, 2013, the Company sold an aggregate of 41,667 shares of its common stock for aggregate consideration of $5,000 (a per-share price of $0.12). The shares were sold to Ferris Holding Inc., an accredited investor and the controlling stockholder of the Company.

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Following the purchase of the shares by Ferris Holding, the Company issued an additional 2,000,000 shares to BioSwan, Inc., in connection with the purchase of certain assets of BioSwan, as described more fully above.

The Company believes that the foregoing transactions were exempt from the registration requirements under the Securities Act of 1933, as amended (“the Act”), based on the following facts: there was no general solicitation, there was a limited number of purchasers, each of whom the Company believes was an “accredited investor” (within the meaning of Regulation D under the Securities Act of 1933, as amended) and was sophisticated about business and financial matters, and all shares issued were subject to restriction on transfer, so as to take reasonable steps to assure that the purchaser was not an underwriter within the meaning of Section 2(11) under the Act.

ITEM 11. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

General

The following summary includes a description of material provisions of the Company’s capital stock.

Authorized Capital Stock

The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $.0001 per share, (the "Common Stock"), of which there are 12,000,000 issued and outstanding, and 5,000,000 shares of Preferred Stock, (the “Preferred Stock”) par value $.0001 per share, of which none have been designated or issued. The following summarized the important provisions of the Company’s capital stock.

Common Stock

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available. In the event of a liquidation, dissolution or winding up of the company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable.

Holders of common stock have no preemptive rights to purchase the Company’s common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

Preferred Stock

The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of our Company without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock. At present, we have no plans to neither issue any preferred stock nor adopt any series, preferences or other classification of preferred stock.

The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules. We have no present plans to issue any preferred stock.

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The description of certain matters relating to the securities of the Company is a summary and is qualified in its entirety by the provisions of the Company’s Certificate of Incorporation and By-Laws, copies of which have been filed as exhibits to the Company’s Form 10 filed with the Securities Exchange Commission on June 5, 2012.

Dividends

We have not paid any dividends on our common stock and do not presently intend to pay cash dividends prior to the consummation of a business combination. The payment of cash dividends in the future, if any, will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to consummation of a business combination, if any. The payment of any dividends subsequent to a business combination, if any, will be within the discretion of our then existing board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, the board of directors does not anticipate paying any cash dividends in the foreseeable future.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect to any claim issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any such action, suit or proceeding referred to in subsections (a) and (b) of Section 145 or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that the indemnification provided for by Section 145 shall not be deemed exclusive of any other rights which the indemnified party may be entitled; that indemnification provided by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

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Section 102(b)(7) of the General Corporation Law or the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of the director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

Article Tenth of the registrant's Charter provides that, “to the fullest extent permitted by the Delaware General Corporation Law, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.”

Article XI, Section 1(c) of the registrant's Bylaws further provides that “Each person who was or is made a party or is threatened to be made a party or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation…shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

See Item 9.01 of this report on Form 8-K.

ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS.

See Item 9.01 of this report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

See “ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES” under Item 2.01 above.

Item 5.01 Changes in Control of Registrant.

As previously reported in a Form 8-K filed with the Securities and Exchange Commission on July 5, 2013, on June 21, 2013, the Company’s sole officer and director, Richard Chiang entered into a Share Purchase Agreement pursuant to which he sold an aggregate of 10,000,000 shares of his shares of the Company’s common stock to Ferris Holding Inc. at a purchase price of $40,000. In the aggregate, these shares represented 100% of the Company’s issued and outstanding common stock. Effective upon the closing of the Share Purchase Agreement, Richard Chiang owned no shares of the Company’s stock.

Pursuant to the Share Purchase Agreement, Ferris Holding became the sole shareholder of the Company, owning 100% of the issued and outstanding shares of the Company’s common stock, which constituted a change in control of the Company.

Item 5.06 Change In Shell Company Status.

As described in Item 2.01 of this report, pursuant to the entry into the Ferris Agreements, and the purchase of certain of the assets of BioSwan, Inc., and based on the order for nutraceutical products received by our subsidiary Blender’s Choice, management believes that the Company is no longer a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. The Company has plans for operations, assets consisting of contracts, orders received, and licenses to use technology and product products.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

Financial Statements - see Exhibit 99.1

(b) Pro Forma Financial Information

Pro Forma Financial Statements – see Exhibit 99.2

(c) Shell Company Transactions

See above in response to 9.01 (a) and 9.01 (b).

(d) Exhibits

Exhibit	Description
10.1	Asset Purchase Agreement dated October 21, 2013
10.2	License Agreement dated October 21, 2013
10.3	License Agreement dated October 21, 2013
99.1	Financial Statements
99.2	Pro Forma Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOADAPTIVES, INC.

By: /s/ Barry K. Epling

Barry K. Epling

Chairman of the Board

By: /s/ Gerald A. Epling

Gerald A. Epling

President, Chief Executive Officer, Chief Financial Officer, Secretary

(Principal Executive Officer and Principal Financial Officer)

Date: October 24, 2013

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